UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2013

MARINEMAX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14173	59-3496957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18167 U.S. Highway 19 North, Suite 300

Clearwater, Florida 33764

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (727) 531-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2013, Robert S. Kant informed MarineMax, Inc. (the “Company”) that he would be stepping down from the Company’s Board of Directors, during the Company’s fiscal quarter ending March 31, 2013.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 20, 2013, the Company held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote upon the following proposals: (1) to elect three directors, each to serve for a three-year term expiring in 2016; (2) to approve the amendment to the Company’s 2011 Stock-Based Compensation Plan to increase the number of shares available for issuance under that plan by 1,000,000 shares; (3) to provide a non-binding advisory vote on the compensation of the Company’s named executive officers for fiscal 2012; and (4) to ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2013.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on January 10, 2013.

Proposal 1: To elect three directors, each to serve for a three-year term expiring in 2016.

Nominee	For	Against	Abstain	Broker Non-Votes
Hilliard M. Eure III	20,694,018	254,828	1,137	1,678,310
Joseph A. Watters	20,458,486	490,335	1,162	1,678,310
Dean S. Woodman	20,388,854	559,992	1,137	1,678,310

Proposal 2: To approve the amendment to the Company’s 2011 Stock-Based Compensation Plan to increase the number of shares available for issuance under that plan by 1,000,000 shares.

For	Against	Abstain	Broker Non-Votes
14,035,876	6,890,771	23,336	1,678,310

Proposal 3: To provide a non-binding advisory vote on the compensation of the Company’s named executive officers for fiscal 2012.

For	Against	Abstain	Broker Non-Votes
20,483,588	431,559	34,836	1,678,310

Proposal 4: To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2013.

For	Against	Abstain	Broker Non-Votes
22,528,716	97,433	2,144	0

Each of the director nominees and proposals received the necessary votes in favor to be adopted by the Company’s stockholders at the Annual Meeting.

Item 8.01.	Other Events.

On February 26, 2013, the Company filed a shelf registration statement on Form S-3 to register $200 million of securities under the Securities Act of 1933, as amended. This Form S-3 replaces the Company’s previous shelf registration statement on Form S-3 that has expired, though the Company has no current intentions of conducting a securities offering at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2013	MARINEMAX, INC.

/s/ Michael H. McLamb
	Name:	Michael H. McLamb
	Title:	Executive Vice President, Chief Financial Officer and Secretary

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